Exhibit 16(a)




                                                   July 3, 1997




Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:


We have read and agree with the comments in Item 4 of Form 8-K/A (Amendment No. 1) of Republic Bancorp Inc. dated June 20, 1997.


                                                   Very truly yours,



                                                   /s/ DELOITTE & TOUCHE LLP